Prudential Annuities Life Assurance Corporation

Advanced Series Advisor Plan SM III (“ASAP III”)SM
Advanced Series APEX II SM (“APEX II”)SM
Advanced Series XTra Credit SIXSM (“ASXT6”)SM or (“XT6”)
Advanced Series Lifevest IISM (“ASL II”) SM

Supplement dated January 3, 2011
To
Prospectus dated May 1, 2010

This supplement should be read and retained with the prospectus for your Annuity.  This supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

We are issuing this supplement to reflect changes to two Portfolios of Advanced Series Trust and the addition of a new AST Portfolio.

•
Effective on or about January 24, 2011, the AST Value Portfolio will change its name to the AST BlackRock Value Portfolio.  To reflect this name change, we amend the inside front cover, the table of Underlying Mutual Fund Portfolio Annual Expenses, the Group II table within the section entitled, “Investment Options”, and the Investment Objectives/Policies table accordingly.

•
Effective on or about the close of business on April 29, 2011, and contingent upon shareholder approval and the satisfaction of certain customary closing conditions, the AST Neuberger Berman Small-Cap Growth Portfolio will be reorganized into the AST Federated Aggressive Growth Portfolio.

In addition, we announce that the following Portfolio will be added as a Sub-account to your Annuity effective on or about January 3, 2011; however please note that you may not allocate Purchase Payments to or make transfers to or from this Sub-account, and that this Sub-account is available only with certain optional living benefits.  To reflect this new Portfolio, we make the following disclosure changes:

•	We add the name of the AST Bond Portfolio 2022 to the inside front cover of the prospectus.

•	In the section entitled, “Summary of Contract Fees and Charges” we set forth the following fees of the AST Bond Portfolio 2022 in the table of Underlying Mutual Fund Portfolio Annual Expenses:

UNDERLYING PORTFOLIO	Manage-ment Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reim-bursement1	Net Annual Fund Operating Expenses
AST Bond Portfolio 2022	0.65%	0.33%	0.00%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%

1 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2011. This arrangement may not be terminated or modified prior to April 30, 2011, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2011 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

•	In the section entitled “Investment Options” we add the following summary description of the AST Bond Portfolio 2022 to the Investment Objectives/Policies table as follows:

STYLE/TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/SUB-ADVISOR
ADVANCED SERIES TRUST
FIXED INCOME
AST Bond Portfolio 2022:  seeks the highest potential total return consistent with its specified level of risk tolerance to meet the parameters established to support the GRO benefits and maintain liquidity to support changes in market conditions for a fixed maturity of 2022. Please note that you may not make purchase payments to this Portfolio, and that this Portfolio is available only with certain living benefits.
Prudential Investment Management Inc.

Prudential Annuities Life Assurance Corporation

ADVANCED SERIES CORNERSTONESM (AS CORNERSTONE)
ADVANCED SERIES XTRA CREDIT SIXSM (XT6)
ADVANCED SERIES LIFEVESTSM II (ASL II)

Supplement dated January 3, 2011
To
Prospectus dated May 1, 2010

This supplement should be read and retained with the prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

We are issuing this supplement to reflect changes to two Portfolios of Advanced Series Trust and the addition of a new AST Portfolio.

•
Effective on or about January 24, 2011, the AST Value Portfolio will change its name to the AST BlackRock Value Portfolio.  To reflect this name change, we amend the inside front cover, the table of Underlying Mutual Fund Portfolio Annual Expenses, the Group II table within the section entitled, “Investment Options”, and the Investment Objectives/Policies table accordingly.

•
Effective on or about the close of business on April 29, 2011, and contingent upon shareholder approval and the satisfaction of certain customary closing conditions, the AST Neuberger Berman Small-Cap Growth Portfolio will be reorganized into the AST Federated Aggressive Growth Portfolio.

In addition, we announce that the following Portfolio will be added as a Sub-account to your Annuity effective on or about January 3, 2011; however please note that you may not allocate Purchase Payments to or make transfers to or from this Sub-account, and that this Sub-account is available only with certain optional living benefits.   To reflect this new Portfolio, we make the following disclosure changes:

•	We add the name of the AST Bond Portfolio 2022 to the inside front cover of the prospectus.

•	In the section entitled, “Summary of Contract Fees and Charges” we set forth the following fees of the AST Bond Portfolio 2022 in the table of Underlying Mutual Fund Portfolio Annual Expenses:

UNDERLYING PORTFOLIO	Manage-ment Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reim-bursement1	Net Annual Fund Operating Expenses
AST Bond Portfolio 2022	0.65%	0.33%	0.00%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%

1 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2011. This arrangement may not be terminated or modified prior to April 30, 2011, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2011 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

•	In the section entitled “Investment Options” we add the following summary description of the AST Bond Portfolio 2022 to the Investment Objectives/Policies table as follows:

STYLE/TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/SUB-ADVISOR
ADVANCED SERIES TRUST
FIXED INCOME
AST Bond Portfolio 2022:  seeks the highest potential total return consistent with its specified level of risk tolerance to meet the parameters established to support the GRO benefits and maintain liquidity to support changes in market conditions for a fixed maturity of 2022. Please note that you may not make purchase payments to this Portfolio, and that this Portfolio is available only with certain living benefits.
Prudential Investment Management Inc.

Prudential Annuities Life Assurance Corporation

ADVANCED SERIES XTRA CREDIT EIGHTSM (XT8)

Supplement dated January 3, 2011
To
Prospectus dated May 1, 2010

This supplement should be read and retained with the prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

We are issuing this supplement to reflect changes to two Portfolios of Advanced Series Trust and the addition of a new AST Portfolio.

•
Effective on or about January 24, 2011, the AST Value Portfolio will change its name to the AST BlackRock Value Portfolio.  To reflect this name change, we amend the inside front cover, the table of Underlying Mutual Fund Portfolio Annual Expenses, the Group II table within the section entitled, “Investment Options”, and the Investment Objectives/Policies table accordingly.

•
Effective on or about the close of business April 29, 2011, and contingent upon shareholder approval and the satisfaction of certain customary closing conditions, the AST Neuberger Berman Small-Cap Growth Portfolio will be reorganized into the AST Federated Aggressive Growth Portfolio.

In addition, we announce that the following Portfolio will be added as a Sub-account to your Annuity effective on or about January 3, 2011; however please note that you may not allocate Purchase Payments to or make transfers to or from this Sub-account, and that this Sub-account is available only with certain optional living benefits.  To reflect this new Portfolio, we make the following disclosure changes:

•	We add the name of the AST Bond Portfolio 2022 to the inside front cover of the prospectus.

•	In the section entitled, “Summary of Contract Fees and Charges” we set forth the following fees of the AST Bond Portfolio 2022 in the table of Underlying Mutual Fund Portfolio Annual Expenses:

UNDERLYING PORTFOLIO	Manage-ment Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reim-bursement1	Net Annual Fund Operating Expenses
AST Bond Portfolio 2022	0.65%	0.33%	0.00%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%

1 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2011. This arrangement may not be terminated or modified prior to April 30, 2011, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2011 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

In the section entitled “Investment Options” we add the following summary description of the AST Bond Portfolio 2022 to the Investment Objectives/Policies table as follows:

STYLE/TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/SUB-ADVISOR
ADVANCED SERIES TRUST
FIXED INCOME
AST Bond Portfolio 2022:  seeks the highest potential total return consistent with its specified level of risk tolerance to meet the parameters established to support the GRO benefits and maintain liquidity to support changes in market conditions for a fixed maturity of 2022. Please note that you may not make purchase payments to this Portfolio, and that this Portfolio is available only with certain living benefits.
Prudential Investment Management Inc.

Prudential Annuities Life Assurance Corporation

OPTIMUMSM
OPTIMUM FOURSM
OPTIMUM PLUSSM

Supplement dated January 3, 2011
To
Prospectus dated May 1, 2010

This supplement should be read and retained with the prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

We are issuing this supplement to reflect changes to two Portfolios of Advanced Series Trust and the addition of a new AST Portfolio.

•
Effective on or about January 24, 2011, the AST Value Portfolio will change its name to the AST BlackRock Value Portfolio.  To reflect this name change, we amend the inside front cover, the table of Underlying Mutual Fund Portfolio Annual Expenses, and the Investment Objectives/Policies table accordingly.

•
Effective on or about the close of business on April 29, 2011, and contingent upon shareholder approval and the satisfaction of certain customary closing conditions, the AST Neuberger Berman Small-Cap Growth Portfolio will be reorganized into the AST Federated Aggressive Growth Portfolio.

In addition, we announce that the following Portfolio will be added as a Sub-account to your Annuity effective on or about January 3, 2011; however please note that you may not allocate Purchase Payments to or make transfers to or from this Sub-account, and that this Sub-account is available only with certain optional living benefits.   To reflect this new Portfolio, we make the following disclosure changes:

•	We add the name of the AST Bond Portfolio 2022 to the inside front cover of the prospectus.

•	In the section entitled, “Summary of Contract Fees and Charges” we set forth the following fees of the AST Bond Portfolio 2022 in the table of Underlying Mutual Fund Portfolio Annual Expenses:

UNDERLYING PORTFOLIO	Manage-ment Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reim-bursement1	Net Annual Fund Operating Expenses
AST Bond Portfolio 2022	0.65%	0.33%	0.00%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%

1 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2011. This arrangement may not be terminated or modified prior to April 30, 2011, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2011 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

•	In the section entitled “Investment Options” we add the following summary description of the AST Bond Portfolio 2022 to the Investment Objectives/Policies table as follows:

STYLE/TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/SUB-ADVISOR
ADVANCED SERIES TRUST
FIXED INCOME
AST Bond Portfolio 2022:  seeks the highest potential total return consistent with its specified level of risk tolerance to meet the parameters established to support the GRO benefits and maintain liquidity to support changes in market conditions for a fixed maturity of 2022. Please note that you may not make purchase payments to this Portfolio, and that this Portfolio is available only with certain living benefits.
Prudential Investment Management Inc.

Prudential Annuities Life Assurance Corporation

OPTIMUM XTraSM

Supplement dated January 3, 2011
To
Prospectus dated May 1, 2010

This supplement should be read and retained with the prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

We are issuing this supplement to reflect changes to two Portfolios of Advanced Series Trust and the addition of a new AST Portfolio.

•
Effective on or about January 24, 2011, the AST Value Portfolio will change its name to the AST BlackRock Value Portfolio.  To reflect this name change, we amend the inside front cover, the table of Underlying Mutual Fund Portfolio Annual Expenses, and the Investment Objectives/Policies table accordingly.

•
Effective on or about the close of business on April 29, 2011, and contingent upon shareholder approval and the satisfaction of certain customary closing conditions, the AST Neuberger Berman Small-Cap Growth Portfolio will be reorganized into the AST Federated Aggressive Growth Portfolio.

In addition, we announce that the following Portfolio will be added as a Sub-account to your Annuity effective on or about January 3, 2011; however please note that you may not allocate Purchase Payments to or make transfers to or from this Sub-account, and that this Sub-account is available only with certain optional living benefits.  To reflect this new Portfolio, we make the following disclosure changes:

•	We add the name of the AST Bond Portfolio 2022 to the inside front cover of the prospectus.

•	In the section entitled, “Summary of Contract Fees and Charges” we set forth the following fees of the AST Bond Portfolio 2022 in the table of Underlying Mutual Fund Portfolio Annual Expenses:

UNDERLYING PORTFOLIO	Manage-ment Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reim-bursement1	Net Annual Fund Operating Expenses
AST Bond Portfolio 2022	0.65%	0.33%	0.00%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%

1 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2011. This arrangement may not be terminated or modified prior to April 30, 2011, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2011 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

•	In the section entitled “Investment Options” we add the following summary description of the AST Bond Portfolio 2022 to the Investment Objectives/Policies table as follows:

STYLE/TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/SUB-ADVISOR
ADVANCED SERIES TRUST
FIXED INCOME
AST Bond Portfolio 2022:  seeks the highest potential total return consistent with its specified level of risk tolerance to meet the parameters established to support the GRO benefits and maintain liquidity to support changes in market conditions for a fixed maturity of 2022. Please note that you may not make purchase payments to this Portfolio, and that this Portfolio is available only with certain living benefits.
Prudential Investment Management Inc.